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                                                                    Exhibit 10.9
                           AMENDMENT AGREEMENT NO. 1

                           dated as of August 21, 1998

                                 to that certain

                      AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 1 (this "Amendment"), dated as of August 21, 1998, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH ("GmbH"), ANDERTON INTERNATIONAL LIMITED ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), the Lenders listed on Schedule 1 to the Credit Agreement (as defined below), BANKBOSTON, N.A., acting through its London Branch, as Sterling Fronting Bank, BHF-BANK AKTIENGESELLSCHAFT, as DM Fronting Bank, BANKBOSTON, N.A., as Issuing Bank, and BANKBOSTON, N.A., as Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998 (as so amended and restated, the "Credit Agreement");

         WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement and upon the terms and conditions hereinafter set forth, the Agent and the Lenders have agreed to such amendments; and

         WHEREAS, the Lenders, the Agent and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         Section 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 6 of this Amendment) as follows:

         (a) Section 8.17 of the Credit Agreement ("Use of Proceeds") is hereby amended by deleting such section in its entirety and substituting therefor the following new Section 8.17:

         "8.17. USE OF PROCEEDS. The proceeds of the Loans shall be used to refinance certain Indebtedness of the Borrowers under the Original Credit Agreement, to finance Approved Acquisitions, for working capital and general corporate purposes
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of the Borrowers, and to finance certain repurchases of TransTechnology's capital stock to the extent permitted under Section 10.4. TransTechnology will obtain Letters of Credit solely for working capital and general corporate purposes. Except for Loans the proceeds of which are used to finance repurchases of TransTechnology's capital stock to the extent permitted under Section 10.4(b), no portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a
Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrowers or any Subsidiary or other Affiliate of any of the Borrowers."

         (b) Section 9.12 of the Credit Agreement ("Use of Proceeds") is hereby amended by deleting such section in its entirety and substituting therefor the following new Section 9.12:

                  "9.12. USE OF PROCEEDS. The proceeds of the Loans shall be used to refinance certain Indebtedness of the Borrowers under the Original Credit Agreement, to finance Approved Acquisitions, for working capital and general corporate purposes of the Borrowers and to finance certain repurchases of TransTechnology's capital stock to the extent permitted under Section 10.4(b). TransTechnology will obtain Letters of Credit solely for working capital and general corporate purposes."

         (c) Section 10.4 of the Credit Agreement ("Distributions") is hereby amended by deleting such section in its entirety and substituting therefor the following new Section 10.4:

                  "10.4. DISTRIBUTIONS. TransTechnology will not make, or permit any of its Subsidiaries to make, any Distributions except that, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (a) TransTechnology may make Distributions on outstanding shares of its capital stock with respect to each fiscal quarter commencing on or after April 1, 1998, within ninety (90) days following the end of such fiscal quarter, in an aggregate amount of all Distributions declared and/or paid pursuant to this Section 10.4(a) with respect to each Reference Period ending after the date hereof not exceeding twenty-five percent (25%) of Consolidated Net Income for such Reference Period, and (b) in addition to making Distributions permitted under Section 10.4(a),
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         TransTechnology may repurchase shares of its capital stock in an aggregate amount not to exceed at any time $5,000,000."

         Section 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         Section 2.1. DELIVERY OF AMENDMENT. The Agent shall have received copies of this Amendment executed and delivered by each of the Borrowers, each of the Guarantors, and the Majority Lenders.

         Section 2.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         Section 2.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default.

         Section 2.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

         Section 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the
Lenders as follows:

         (a) The representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements of TransTechnology and its Subsidiaries most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;
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         (b) The execution, delivery and performance by such Borrower of this
Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

         (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         Section 4. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         Section 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
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         Section 6. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "Effective Date").

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 1 as a sealed instrument as of the date first set forth above.

                                      TRANSTECHNOLOGY CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President, Secretary
                                               and General Counsel

                                      TRANSTECHNOLOGY SEEGER-ORBIS GMBH

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Managing Director

                                      By:      /s/ Sven-Uwe Wolber
                                         ---------------------------------------
                                      Name:    Sven-Uwe Wolber
                                      Title:   Managing Director

                                      ANDERTON INTERNATIONAL
                                       LIMITED

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Managing Director

                                      By:      /s/ Michael J. Berthelot
                                         ---------------------------------------
                                      Name:    Michael J. Berthelot
                                      Title:   Director
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                                      BANKBOSTON, N.A., individually and as
                                      Agent, Issuing Bank and Sterling Fronting
                                      Bank

                                      By:      /s/ J. Nicholas Cole
                                         ---------------------------------------
                                      Name:    J. Nicholas Cole
                                      Title:   Vice President

                                      BHF-BANK AKTIENGESELLSCHAFT,
                                      as DM Fronting Bank

                                      By:      /s/ Florian Korallus
                                         ---------------------------------------
                                      Name:    Florian Korallus
                                      Title:   Vice President

                                      By:      /s/ Beate Ortel
                                         ---------------------------------------
                                      Name:    Beate Ortel
                                      Title:   Assistant Treasurer

                                      ABN AMRO BANK N.V.

                                      By:      /s/ Lisa Megeaski
                                         ---------------------------------------
                                      Name:    Lisa Megeaski
                                      Title:   Vice President

                                      By:      /s/ Donald Sutton
                                         ---------------------------------------
                                      Name:    Donald Sutton
                                      Title:   Vice President
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                                      THE FIRST NATIONAL
                                      BANK OF CHICAGO

                                      By:      /s/ Juan J. Duarte
                                         ---------------------------------------
                                      Name:    Juan J. Duarte
                                      Title:   Vice President

                                      THE BANK OF NEW YORK

                                      By:      /s/ Steven Castellucci
                                         ---------------------------------------
                                      Name:    Steven Castellucci
                                      Title:   Vice President

                                      SUMMIT BANK

                                      By:
                                         ---------------------------------------
                                      Name:

                                      Title:
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The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Agent under the Credit Agreement as amended hereby.

                                      TRANSTECHNOLOGY ACQUISITION
                                      CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      PALNUT FASTENERS, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      INDUSTRIAL RETAINING RING
                                      COMPANY

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      RETAINERS, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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                                      RANCHO TRANSTECHNOLOGY
                                      CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TRANSTECHNOLOGY SYSTEMS
                                      & SERVICES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      ELECTRONIC CONNECTIONS AND
                                      ASSEMBLIES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      SSP INDUSTRIES

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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                                      SSP INTERNATIONAL SALES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TRANSTECHNOLOGY SEEGER INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary



                                      SEEGER INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TCR CORPORATION

                                      By:       /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      AEROSPACE RIVET
                                      MANUFACTURERS CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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                                      NORCO, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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The Guarantors under and as defined in the English Guarantees hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guarantee of the Obligations referred to in the English Guarantees, as such English Guarantees may be amended in connection with this Amendment.

                                      ANDERTON INTERNATIONAL
                                      LIMITED

                                      By:      /s/ Ulf Lennart Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Lennart Jemsby
                                      Title:   Managing Director

                                      By:      /s/ Michael J. Berthelot
                                         ---------------------------------------
                                      Name:    Michael J. Berthelot
                                      Title:   Director

                                      ANDERTON (PREDECESSORS)
                                      LIMITED

                                      By:      /s/ Ulf Lennart Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Lennart Jemsby
                                      Title:   Managing Director

                                      By:      /s/ Daran C. Brown
                                         ---------------------------------------
                                      Name:    Daran C. Brown
                                      Title:   Managing Director